UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2012

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(Address of principal executive offices and zip code)

(405) 600-0711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On June 20, 2012, the New York Stock Exchange (“NYSE”) provided notice to GMX Resources Inc. (the “Company”) that the decline in the share price of the Company’s common stock has caused it to be out of compliance with one of the NYSE’s continued listing standards. Section 802.01C of the NYSE Listed Company Manual requires the average closing price of a listed company’s common stock to be at least $1.00 per share over a consecutive 30 trading-day period to comply with the NYSE continued listing standards. As required by the NYSE rules, the Company will notify the NYSE, within 10 business days of receipt of the non-compliance notice, of its intent to return to compliance with the NYSE continued listing standard.

Under the NYSE’s rules, in order to get back in compliance with the listing standard, both the Company’s closing share price on the last day of any calendar month and the average closing share price (over a consecutive 30-trading day period ending on the last day of that month) must exceed $1.00 within six months following receipt of the non-compliance notice. Notwithstanding the foregoing, if the Company determines to remedy the non-compliance by taking action that will require shareholder approval, such as a reverse stock split, the NYSE will continue to list the Company’s common stock pending shareholder approval by no later than its next annual meeting, and the implementation of such action promptly thereafter. The Company will be back in compliance with its listing standard if the share price promptly exceeds $1.00 per share, and the price remains above the level for at least the following 30 trading days. The Company’s common stock will continue to be listed and will trade on the NYSE subject to the Company’s continued compliance with the NYSE’s other applicable listing requirements.

As required by the NYSE rules, the Company will notify the NYSE, within 10 business days of receipt of the non-compliance notice, of its intent to return to compliance with the NYSE continued listing standard.

A copy of the press release issued by the Company on June 21, 2012 regarding the notice from the NYSE is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated June 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: June 22, 2012	By:	/s/ James A. Merrill
		Name:	James A. Merrill
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 21, 2012.